                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [ ]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            PARKER DRILLING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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


NOTICE OF ANNUAL MEETING
February 25, 1999                               [PARKER DRILLING LOGO]
AND PROXY STATEMENT

 ................................................................................
Parker Drilling Company

8 East Third Street
Tulsa, OK 74103

Dear Stockholders:

On behalf of your board of directors and management, I cordially invite you to attend the Annual Meeting of Stockholders of Parker Drilling Company to be held on Thursday, February 25, 1999, at 10:00 a.m., in the Parker Building, Eight East Third Street, Tulsa, Oklahoma.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement, which has a different format this year, gives you more information about the annual meeting agenda as well as the procedures for the meeting. It also describes our board and provides personal information about our director candidates.

Regardless of how many shares you own, it is important that your shares be represented at the meeting. For this reason, I urge you to complete, sign, date and return your proxy card promptly in the enclosed envelope. Alternatively, we are introducing the ability to submit your proxy by telephone or via the Internet. To do so, please follow the directions as outlined on the proxy card.

If you are unable to attend, look for a report on the meeting at our website: http://www.parkerdrilling.com. Thank you for your continued support of Parker Drilling Company.

Sincerely,

/s/ ROBERT L. PARKER

Robert L. Parker
Chairman

TIME:
          10:00 a.m., Central Standard Time

DATE:
          February 25, 1999

PLACE:
          Parker Building
          Eight East Third Street
          Tulsa, Oklahoma 74103

PURPOSE:
          - Elect directors
          - Ratify appointment of independent accountants
          - Conduct other business properly brought before the meeting

          Only shareholders of record on January 15, 1999, may vote at the meeting.

          YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. ALTERNATIVELY, YOU MAY VOTE BY PHONE OR ELECTRONICALLY. PLEASE FOLLOW THE DIRECTIONS PROVIDED ON THE ENCLOSED PROXY CARD.

          /S/ LESLIE D. ROSENCUTTER

          Leslie D. Rosencutter
          Corporate Secretary

          Tulsa, Oklahoma
          January 29, 1999

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF PARKER DRILLING COMPANY

[Parker Drilling Logo]

TABLE OF CONTENTS                                                           PAGE
---------------------------------------------------------------------

GENERAL INFORMATION.........................    1

ELECTION OF DIRECTORS.......................    2

   Director Compensation....................    5

   Board and Committee Meetings.............    5

   Security Ownership of Principal
      Stockholders, Directors and Executive
      Officers..............................    6

   Committee Report on Executive
      Compensation..........................    7

   Executive Compensation Tables............   10

   Stock Performance Graph..................   13

BOARD OF DIRECTORS PROPOSAL.................   14

   Ratification of Independent
      Accountants...........................   14

ADDITIONAL INFORMATION......................   16

Parker Drilling Company  -  Proxy Statement 1999

WHO MAY VOTE

Shareholders of Parker, as recorded in our stock register on January 15, 1999, may vote at the meeting.

HOW TO VOTE

You may vote in person at the meeting or by proxy. This year there are three ways to vote your proxy -- by mail, telephone or via the Internet. Instructions are provided on your proxy card. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting if you desire to do so.

HOW PROXIES WORK

PARKER'S BOARD OF DIRECTORS IS ASKING FOR YOUR PROXY. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct on your proxy card. You may vote for all, some, or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

If you sign and return the proxy card, or alternatively if you submit your proxy by logging on to the Internet site, but do not specify how to vote, we will vote your shares in favor of our director candidates and in favor of the management proposal for the ratification of independent accountants.

You may receive more than one proxy card in the mail depending on how you hold your shares. Parker employees receive a separate card for any shares they hold in the Company's 401(k) plan. Also, if you have shares that are held by your stockbroker you may get material from them asking how you want to vote. If you would like to combine various household accounts into one for purposes of proxy solicitation, please call our stock transfer agent, 800-468-9716, and instruct the Norwest representative to do so.

REVOKING A PROXY

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Parker's Corporate Secretary in writing at the address listed under "Questions?" at page 18.

CONFIDENTIAL VOTING

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

QUORUM

In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. Shares owned by Parker are not voted and do not count for this purpose.

VOTES NEEDED

The director candidates receiving the most votes will be elected to fill the seats on the board. Approval of the management proposal for ratification of the independent accountants requires the favorable vote of a majority of the votes actually cast. Only votes for or against the proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

ATTENDING IN PERSON

Only shareholders, their proxy holders, and Parker's guests may attend the meeting.

                                Proxy Statement 1999  -  Parker Drilling Company
                                                                               1

GENERAL INFORMATION

In accordance with the Charter and By-Laws of the Company, the board is presently composed of eight directors, divided into three classes. At each annual meeting of stockholders, members of one of the classes, on a rotating basis, are elected for a term expiring at the third succeeding Annual Meeting of Stockholders and the election and qualification of their successors. The Class I and Class II Directors will serve until the Annual Meeting of Stockholders for 1999 and 2000, respectively, or until their successors are elected. Each current director was elected by the stockholders except Mr. Barnes who was elected by the board in March 1998 as a Class II Director and will stand for election in 2000.

The two directors comprising Class III have been nominated for election at the meeting for the term expiring at the 2001 Annual Meeting of Stockholders and the election and qualification of their successors. The persons designated by the board as nominees for election are Robert L. Parker and Robert L. Parker Jr. Each are currently directors, Mr. Parker and Mr. Parker Jr. having previously been elected by the stockholders. Each of the nominees have advised the Company of their willingness to serve if elected.

In the event that any vacancy shall occur by reason of the death or other unanticipated occurrence of the nominees for election as directors by the stockholders, the persons named as proxies on the enclosed proxy card have advised the board of directors that it is their intention to vote such proxy for such substitute nominee as may be proposed by the board of directors or vote to allow the vacancy created thereby to remain open until filled by the board. The enclosed proxy card can only be voted for the persons who are nominees for director, or for any substituted nominee that may be proposed by the board of directors, and cannot be voted for any additional nominees who may be proposed by a stockholder at the meeting.

The name, age and principal occupation of the nominees for election as directors and each of the other directors whose term of office will continue after the meeting are set forth below. Unless otherwise indicated, such persons have held their respective principal occupations stated therein for more than five years. Also included for each director is the year in which he first became a director of the Company, his positions and offices with the Company, other directorships and certain other biographical information.

--------------------------------------------------------------------------------

Parker Drilling Company  -  Proxy Statement 1999

ELECTION OF DIRECTORS
(ITEM 1 ON THE PROXY CARD)

            NOMINEES FOR DIRECTOR (CLASS III) -- FOR TERM OF OFFICE
                      EXPIRING AT THE 2001 ANNUAL MEETING
--------------------------------------------------------------------------------

ROBERT L. PARKER                           Mr. Parker, chairman of the board, served as president
ROBERT L. PARKER                           of the Company from 1954 until October 1977 when he
Age 75                                     was elected chief executive officer. Since December
Director Since 1969                        1969 he has retained the position of chairman. He also
                                           serves on the board of directors of Clayton Williams
                                           Energy, Inc., a company engaged in exploration and
                                           production of oil and natural gas; BOK Financial
                                           Corporation, a bank holding company organized under
                                           the laws of the State of Oklahoma; and Norwest Bank
                                           Texas, Kerrville, N.A., a diversified financial
                                           services organization. He is the father of Robert L.
                                           Parker Jr.
-------------------------------------------------------------------------------------------------
ROBERT L. PARKER JR.                       Mr. Parker Jr., president and chief executive officer,
ROBERT L. PARKER JR.                       joined the Company in 1973 and was elected president
Age 50                                     and chief operating officer in 1977 and chief
Director Since 1973                        executive officer in December 1991. He previously was
                                           elected a vice president in 1973 and executive vice
                                           president in 1976. He currently serves on the board of
                                           directors of Alaska Air Group, Inc., the holding
                                           company for Alaska Airlines and Horizon Air
                                           Industries. He is the son of Robert L. Parker.
-------------------------------------------------------------------------------------------------

             CONTINUING DIRECTORS (CLASS I) -- WITH TERM OF OFFICE
              EXPIRING AT THE 1999 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------


DAVID L. FIST                              Mr. Fist is a member of the law firm of Rosenstein,
DAVID L. FIST                              Fist & Ringold, Tulsa, Oklahoma, having been
Age 67                                     associated with the firm since 1955. He serves as a
Director Since 1993                        director of Peoples State Bank and Alliance Business
                                           Investment Company, a federally licensed small
                                           business investment company.

                                Proxy Statement 1999  -  Parker Drilling Company


JAMES W. LINN                              Mr. Linn is executive vice president and chief
JAMES W. LINN                              operating officer of the Company and has general
Age 52                                     charge of the Company's business affairs and its
Director Since 1991                        officers. He joined the Company in 1973 in the
                                           Company's international department. He then served in
                                           the Company's domestic operations, being named
                                           northern U.S. district manager in 1976. He was elected
                                           vice president of U.S. and Canada operations in 1979,
                                           was promoted to senior vice president in September
                                           1981 and was elected to his present position in
                                           December 1991. He is also a director of Sarkeys Energy
                                           Center, University of Oklahoma.
-------------------------------------------------------------------------------------------------
R. RUDOLPH REINFRANK                       Since January 1, 1997, Mr. Reinfrank has been a
R. RUDOLPH REINFRANK                       Managing General Partner of Rader Reinfrank & Co.,
Age 43                                     LLC, Beverly Hills, California. From May 1993 through
Director Since 1993                        December 1996, Mr. Reinfrank was a managing director
                                           of the Davis Companies. From January 1, 1988 through
                                           June 30, 1993, Mr. Reinfrank was executive vice
                                           president of Shamrock Holdings, Inc.
-------------------------------------------------------------------------------------------------

             CONTINUING DIRECTORS (CLASS II) -- WITH TERM OF OFFICE
              EXPIRING AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

EARNEST F. GLOYNA                          Dr. Gloyna is presently a chaired professor in
EARNEST F. GLOYNA                          Environmental Engineering at The University of Texas
Age 76                                     at Austin. He served as dean, College of Engineering,
Director since 1986                        from April 1970 to August 1987. He is also a
                                           consultant in environmental engineering through
                                           Earnest F. Gloyna Enterprises, and is president of
                                           Gloyna Properties, Inc. Dr. Gloyna serves as a member
                                           of the board of trustees of Southwest Research
                                           Institute, a nonprofit research institute, and of the
                                           Science and Technology Advisory Board of International
                                           Isotopes, Inc.

Parker Drilling Company  -  Proxy Statement 1999


BERNARD DUROC-DANNER                       Mr. Duroc-Danner is chairman, president and chief
BERNARD DUROC-DANNER                       executive officer of Weatherford International, Inc.
Age 45                                     For the previous five years he held the positions of
Director Since 1996                        president, chief executive officer and director of
                                           Energy Ventures, Inc. Weatherford International, Inc.
                                           is an international manufacturer and supplier of
                                           oilfield equipment.
-------------------------------------------------------------------------------------------------

JAMES BARNES                               Mr. Barnes previously served as chairman, president
JAMES BARNES                               and chief executive officer of MAPCO, Inc., a diverse
Age 64                                     Fortune 500 energy company, which merged earlier this
Director Since 1998                        year with The Williams Companies. Mr. Barnes also
                                           serves on the boards of Kansas City Southern
                                           Industries, Inc., BOK Financial Corporation, and SBC
                                           Communications Inc.
-------------------------------------------------------------------------------------------------

MEETINGS, COMMITTEES AND COMPENSATION OF THE BOARD

The full board of directors met seven times during fiscal year 1998 and four times during the period September 1, 1998, through December 31, 1998. The committees of the board consist of an audit committee and a compensation committee. The board does not have a nominating committee. All directors attended each meeting of the board and committees on which they served, except for Mr. Duroc-Danner who was unable to attend two meetings of the board in October, 1998 and December, 1998, respectively.

The audit committee was comprised of Dr. Gloyna and Mr. Fist. In fiscal year 1998, the audit committee met one time for the purpose of reviewing the internal and external audit policies and procedures, reviewing and discussing with the independent auditors the scope and results of their audit, reviewing past audits, meeting with the internal audit manager to discuss future audit policy and inquiring into financial, legal and other relevant matters.

The compensation committee was comprised of Messrs. Fist and Reinfrank. During fiscal year 1998, the compensation committee convened three times for the purpose of reviewing executive and overall employee compensation and management recommendations for employee participation in the Company's equity compensation plans and discussing future compensation policies.

The Company compensated all directors at a rate of $2,000 for board meetings during fiscal year 1998 and awarded each of the directors $500 as a holiday bonus. In

                                Proxy Statement 1999  -  Parker Drilling Company
addition, committee members received $1,000 for each meeting. Directors who are not full-time employees of the Company receive an annual retainer of $7,000 per year. Compensation for employee directors is included in the salary column of the Summary Compensation Table herein. On January 2, 1998, and January 4, 1999, each non-employee director was issued an option to purchase 5,000 shares and 2,000 shares, respectively, of common stock at a purchase price equal to the fair market value per share of the common stock on such date.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND EXECUTIVE OFFICERS

The following table sets forth information concerning beneficial ownership of the Company's common stock as of December 31, 1998, by (a) all persons known by the Company to be beneficial owners of more than five percent (5%) of such stock, (b) each director and nominee for director of the Company, (c) each of the executive officers of the Company named in the Executive Compensation table, and (d) all directors and executive officers as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

                                                                    Common Stock
                                                                Beneficially Owned(1)
                                                              -------------------------
                                                               Number of     Percent of
                  Name of Beneficial Owner                      Shares         Class
---------------------------------------------------------------------------------------
The Equitable Companies Incorporated........................    9,653,671(2)    12.6%
Robert L. Parker............................................    4,297,802(3)     5.6%
Robert L. Parker Jr.........................................      995,425(4)     1.3%
James W. Linn...............................................      647,949(5)    *
James J. Davis..............................................      478,055(6)    *
Earnest F. Gloyna...........................................       61,800(7)    *
R. Rudolph Reinfrank........................................       56,000(8)    *
David L. Fist...............................................       52,600(9)    *
Bernard Duroc-Danner........................................       42,000(10)    *
James E. Barnes.............................................       32,000(11)    *
All directors and all executive officers as a Group (10
  persons)..................................................    6,713,631(12)     8.7%

   * Less than one percent
   (1) Unless otherwise indicated, all shares are directly held with sole voting and investment power. Additionally, there are no voting or investment powers over shares which are represented by presently exercisable stock options.
   (2) Based on information obtained from The Equitable Companies Incorporated as of December 31, 1998, 9,653,671 shares were beneficially owned by subsidiaries of The Equitable Companies Incorporated. The Equitable Life Assurance Society of the United States, Alliance Capital Management L.P. and Donaldson Lufkin & Jenrette Securities Corporation beneficially owned 3,756,100, 5,470,100 and 427,471 shares respectively, each having sole voting and dispositive power.
   (3) Includes 67,200 shares owned by Mr. Parker's spouse, as to which shares Mr. Parker disclaims any beneficial ownership and has no voting control, 3,796,045 shares held by the Robert L. Parker Trust, over which Mr. Parker has sole voting control and shared dispositive power, options to purchase 240,000 shares under the 1994 Executive Stock Option Plan and options to purchase 160,000 shares under the 1997 Stock Plan.

Parker Drilling Company  -  Proxy Statement 1999

   (4) Includes 5,760 shares held as trustee for Mr. Parker Jr.'s nieces, as to which he disclaims any beneficial ownership, options to purchase 526,000 shares under the 1994 Executive Stock Option Plan and options to purchase 240,000 shares under the 1997 Stock Plan.
   (5) Includes options to purchase 304,000 shares under the 1994 Executive Stock Option Plan and options to purchase 120,000 shares under the 1997 Stock Plan.
   (6) Includes 77,200 shares held by Mr. Davis' spouse in a trust over which she is trustee only, options to purchase 247,000 shares under the 1994 Executive Stock Option Plan and options to purchase 120,000 shares under the 1997 Stock Plan.
   (7) Includes 2,000 shares held in trust by Dr. Gloyna's spouse, as to which Dr. Gloyna disclaims beneficial ownership and options to purchase 47,000 shares.
   (8) Includes options to purchase 52,000 shares.
   (9) Includes options to purchase 52,000 shares.
  (10) Includes options to purchase 42,000 shares.
  (11) Includes 30,000 shares held by the James E. Barnes Revocable Trust and options to purchase 2,000 shares.
  (12) This number of shares includes the total number of shares which may be acquired pursuant to the exercise of options by the directors and executive officers.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation committee of the board of directors is comprised of two outside directors, Mr. David Fist and Mr. R. Rudolph Reinfrank. The Committee formally convened three times during the period September 1, 1997, through November 30, 1998 in addition to contacts by telephone and correspondence to discuss and share information necessary to establish, review and recommend the compensation policies and programs for officers and key employees.

COMPENSATION GUIDELINES

The committee has established guidelines to attract, motivate and retain a talented executive team with the necessary skills and expertise to lead an international drilling service company, whose performance is essential to meet the business goals of efficient management and to maximize the value of the stockholders' investments. The guidelines are:

 (1) Provide competitive cash compensation commensurate with individual contributions, level of responsibility and results in adapting to current market conditions and improving stockholder value;

 (2) Reward executive officers and key employees for exceptional performance with regard to the business performance of Parker; and

 (3) Utilize incentive stock options to motivate executive officers and other key employees toward effective management of Parker's operations that produces long-term profitability.

One of the principal factors used by the committee in making recommendations on compensation is an analysis of how Parker compensates its executive officers and key employees in comparison with its peers. Due to the acquisitions over the last two years, the companies which are most similar to Parker's drilling operations in terms of equipment, areas, types of operations and customer base now consist of: Nabors Industries, Rowan Companies, Noble Drilling Corp., Helmerich & Payne, Pool Energy Services and Pride International. The

                                Proxy Statement 1999  -  Parker Drilling Company
committee compared the peer companies on the basis of "fixed annual pay", variable pay such as bonuses and stock options and total direct compensation of the top five executive officers individually and as a group. The committee also compared Parker's financial performance and cumulative stockholder returns to those of the peer companies, as well as to the indices on Parker's performance graph.

Although base salary compensation is not directly tied to specific formulas and some subjectivity is involved, Parker takes into consideration performance based on the level of responsibility. Each executive officer's and key employee's performance is reviewed by his or her immediate supervisor based on initiative, business judgment, technical expertise and management skills. More specifically, the ability to execute Parker's plans and react to unanticipated change in events is considered. In addition, the committee considered the recent downturn in business and projected level of activity and cash needs for the coming year. Based on the foregoing, the committee agreed with management's recommendation to freeze salaries of the executive officers and key employees for the coming fiscal year.

The second aspect of compensation considered by the committee is short term incentive compensation in the form of bonuses. This year Parker adopted an incentive bonus plan that rewards the performance of management and certain operations personnel based on actual financial and operating performance as compared to budget. The bonus calculation is weighted based on several performance measures, including cash flow, net income, return on capital employed and reductions in working capital. Because certain factors which affect the performance of Parker, such as the price of oil, level of exploration and development activity and worldwide economic conditions, are beyond the control of management and operations' personnel, there is also a subjective element involved in the process of determining bonuses recommended by management. Due to the decline in exploration and drilling activity during the second half of the fiscal year, the incentive compensation performance measures generally under performed budget. Consequently, management recommended and the committee agreed that incentive bonuses be paid, but at a level generally lower than the historical base levels.

With regard to equity incentives, the committee concurred with management regarding the following options granted during fiscal 1998: (1) 50,000 stock options to the new corporate controller, W. Kirk Brassfield, as part of his compensation package; (2) 200,000 and 150,000 stock options to Messrs. Seward and Hord, the president and vice president, respectively, of Hercules in connection with the retention of this management when Hercules was acquired by Parker on December 30, 1997; and (3) the issuance of 1,010,500 stock options to 83 middle management and other key employees consistent with the incentive compensation policy of Parker.

In evaluating the need for additional equity incentives to the executive officers and the key employees, the committee considered the current incentive equity compensation of the personnel. After completing this evaluation process and taking into account the most recent grants and awards made in 1994 and stock options in 1997, the committee decided to defer any recommendations at the present time.

Parker Drilling Company  -  Proxy Statement 1999

CHIEF EXECUTIVE OFFICER

Robert L. Parker Jr. serves as the chief executive officer of Parker. The committee reviewed Mr. Parker's base salary, bonuses and participation in stock option plans for fiscal years 1996, 1997 and 1998 and compared those remuneration figures with the total annual cash compensation figures for the chief executive officers of the peer companies. In addition, the committee reviewed the financial performance and cumulative total return to stockholders of the peer companies and compared those results to the financial performance and cumulative total return to stockholders of Parker. Based on this analysis, the committee concluded that Mr. Parker's overall compensation package was comparable to the chief executive officers of the peer companies whose performance and business was most similar to that of Parker. Additionally, the committee discussed Mr. Parker's personal performance over the past 12 months, including the assimilation of Hercules into Parker, business developments and strategic planning, as well as his continued excellent reputation and contacts in the drilling industry. Based on its evaluation of these factors, the committee determined that Mr. Parker's existing incentive equity participation was adequate.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

Section 162(m) of the Internal Revenue Code imposes, for 1995 and future years, a limitation on the deductibility of certain executive officer compensation in excess of $1,000,000, subject to certain performance-related exceptions. The compensation committee has not yet adopted a formal policy with respect to qualifying compensation paid to its executive officers for an exemption from the limitation on deductibility imposed by Section 162(m) of the Internal Revenue Code. The committee anticipates that all compensation paid to its executive officers during 1998 will qualify for deductibility because no executive's compensation is expected to exceed the dollar limitations of such provision.

THE COMPENSATION COMMITTEE

Mr. R. Rudolph Reinfrank, Chairman Mr. David Fist

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. David L. Fist, a director of the Company and member of the compensation committee, is a lawyer with Rosenstein, Fist & Ringold, Tulsa, Oklahoma, a professional legal services Corporation, which provides legal services for the Company. The fees paid by the Company to this firm constituted less than five percent of the firm's gross revenues during the latest fiscal year.

                                Proxy Statement 1999  -  Parker Drilling Company

The following table sets forth information concerning compensation for services rendered in all capacities to the Company by the chief executive officer and the four next most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") whose salary and bonus are in excess of $100,000 for each of the three fiscal years ended August 31, 1998, 1997 and 1996.

SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------
                                                                               Long Term
                                                                     -----Compensation-Awards---
                                     ------Annual-Compensation-------                 Securities
                                                         Other Annual   Restricted    Underlying
          Name and                   Salary     Bonus    Compensation      Stock       Options/       All Other
     Principal Position       Year   ($)(1)      ($)        ($)(2)      Award(s)($)    SARs(#)     Compensation($)
------------------------------------------------------------------------------------------------------------------
Robert L. Parker Jr.          1998   498,910   150,000          --          --              --          10,552(3)(7)
President and Chief           1997   511,500   100,000          --          --         600,000          10,396
  Executive Officer           1996   476,583    80,000          --          --              --          12,283
 ..................................................................................................................
Robert L. Parker              1998   465,705    50,000      67,336          --              --         344,750(4)(7)
Chairman                      1997   461,500        --      96,975          --         400,000         361,710
                              1996   447,417        --      81,660          --              --         382,249
 ..................................................................................................................
James W. Linn                 1998   313,538    85,000          --          --              --           8,765(5)(7)
Executive Vice President      1997   315,167    75,000          --          --         300,000           8,607
  and Chief Operating
     Officer                  1996   269,417    50,000          --          --              --           9,974
 ..................................................................................................................
James J. Davis                1998   206,192    75,000          --          --              --           8,324(6)(7)
Sr. Vice President-Finance    1997   200,667    65,000          --          --         300,000           8,167
  and Chief Financial
     Officer                  1996   189,833    40,000          --          --              --           9,544
 ..................................................................................................................

(1) For each of the employed directors, includes director's fees of $14,500, $24,500 and $12,500 for fiscal years 1998, 1997 and 1996, respectively.

(2) No compensation was received by the Named Executive Officers which requires disclosure in this column except for Mr. Parker whose Other Annual Compensation in 1998 includes $24,270 for tax preparation and $43,066 for salaries to employees who work jointly for the Company and the Robert L. Parker Trust.

(3) Mr. Parker Jr.'s All Other Compensation for 1998 is comprised of Company matching contributions to its 401(k) plan of $4,800, $355 representing the full dollar value of the term portion of a Company paid premium for a split dollar life insurance policy and $4,792 representing the present value of the benefit of the non-term portion of that premium.

(4) Mr. Parker's All Other Compensation for 1998 is comprised of Company matching contributions to its 401(k) plan of $4,800, $45,324 representing the full dollar value of the term portion of a Company-paid premium for a split dollar life insurance policy and $294,626 representing the present value of the non-term portion of that premium. See caption "Certain Relationships and Related Transactions" on page 16.

(5) Mr. Linn's All Other Compensation for 1998 is comprised of Company matching contributions to its 401(k) plan of $4,800, $266 representing the full dollar value of the term portion of a Company paid premium for a split dollar life insurance policy and $3,284 representing the present value of the benefit of the non-term portion of that premium.

Parker Drilling Company  -  Proxy Statement 1999
10

EXECUTIVE COMPENSATION

(6) Mr. Davis' All Other Compensation for 1998 is comprised of Company matching contributions to its 401(k) plan of $4,800, $215 representing the full dollar value of the term portion of a Company paid premium for a split dollar life insurance policy and $2,858 representing the present value of the benefit of the non-term portion of that premium.

(7) The present value of the benefit of the non-term portion of the split dollar life insurance policies was determined by calculating the present value of interest at risk on future premiums to be paid by the Company, assuming an interest crediting rate of 8%. The present value of the benefit of the non-term portion of a separate split dollar life insurance policy for Robert
    L. Parker was determined by multiplying the following factors: the non-term portion of the premium, an assumed interest crediting rate of 8%, 10 years (which is the number of years at which point the cash surrender value exceeds the total of premiums paid by the Company) and 8% (net present value).

OPTION/SAR GRANTS IN 1998

The following table provides information on the Options granted to the Named Executive Officers in 1998 under the Parker Drilling Company 1997 Stock Plan and the potential realizable value of those grants (on a pre-tax basis) determined in accordance with SEC rules. The information in this table shows how much the named officer may eventually realize in future dollars under two hypothetical situations: if the stock gains 5% or 10% in value per year compounded over the ten-year life of the options. These are assumed rates of appreciation and are not intended to forecast future appreciation of the Company's Common Stock.

---------------------------------------------------------------------------------------------------------------------------
                                                                                  Potential Realizable Value
                                                                                  At Assumed Annual Rates of
                                                                                 Stock Price Appreciation for
                        ------------------Individual-Grants-----------------------------Option-Term(b)--------
                        Number of
                        Securities   Percent of Total
                        Underlying       Options        Exercise
                         Options        Granted to      Price Per
                         Granted       Employees in       Share     Expiration        5%              10%        Grant Date
         Name              (#)        Fiscal Year(a)      ($/S)        Date          ($)              ($)         Value(c)
---------------------------------------------------------------------------------------------------------------------------
W. Kirk Brassfield        50,000            4%           10.1825     3/25/08       340,000          861,600       283,700

  (a) Based on the total number of options granted to employees under the 1997 Stock Plan in 1998.

  (b) Calculated over a ten-year period, which is equal to the maximum term of the options.

  (c) Calculated using the Black-Scholes option pricing model, based on the Company's current dividend policy, volatility based on stock price data over the six years preceding the option grants (44.0%) and a risk-free interest rate (6.7%), which equaled, at the time of the option grants, the yield on U.S. Treasury Strips with a time to maturity that approximates the six-year estimated average life of the options. The result is a Black-Scholes option value of $5.67 per share. The Company does not believe the values estimated by this model, or any other model, necessarily will be indicative of the values to be realized by an executive.

                                                                  Proxy
Statement 1999  -  Parker Drilling Company

AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 1998 AND FISCAL YEAR-END 1998 OPTION/SAR VALUES

The following table provides information on the Named Executive Officers' unexercised options at August 31, 1998. None of the Named Executive Officers exercised any options during 1998 and no stock appreciation rights have been granted since the inception of the 1994 Executive Stock Option Plan, nor are any allowable under the 1997 Stock Plan.

-------------------------------------------------------------------------------------------------------------------
                                               Number of Securities Underlying            Value of Unexercised
                                                 Unexercised Options/SAR's at        In-the-Money Options/ SARs at
                                                      August 31, 1998(#)                 August 31, 1998($)(1)
                                               --------------------------------------------------------------------
                    Name                        Exercisable      Unexercisable       Exercisable     Unexercisable
-------------------------------------------------------------------------------------------------------------------
Robert L. Parker Jr.                              406,000           360,000(2)            0                0
 ...................................................................................................................
Robert L. Parker                                  160,000           240,000(3)            0                0
 ...................................................................................................................
James W. Linn                                     244,000           180,000(4)            0                0
 ...................................................................................................................
James J. Davis                                    187,000           180,000(4)            0                0
 ...................................................................................................................
W. Kirk Brassfield                                 10,000            40,000(5)            0                0

(1) The value per option is calculated by subtracting the exercise price of each option ($4.50 for previous awards under the 1994 Plan and $8.875 for all awards in 1997 under the 1994 and the 1997 Plans and $10.1825 for awards in 1998 under the 1997 Plan) from the $4.00 closing price of the Company's common stock on the New York Stock Exchange on August 31, 1998.

(2) 120,000 vest annually in 1999, 2000 and 2001.

(3) 80,000 vest annually in 1999, 2000 and 2001.

(4) 60,000 vest annually in 1999, 2000 and 2001.

(5) 10,000 vest annually in 1999-2002.

Parker Drilling Company  -  Proxy Statement 1999

The following performance graphs compare cumulative total stockholder returns on the Company's common stock to comparable indexes and peer groups. The first graph compares the Company's common stock to the Standard and Poor's Mid-Cap 400 Index and a Peer Group Index consisting of Nabors Industries, Rowan Companies, Inc., Noble Drilling Corp., Helmerich & Payne, Pool Energy Services and Pride International, Inc., calculated at the end of each fiscal year, August 31, 1994 through August 31, 1998. The composition of companies that comprise the Peer Group Index was increased based on the diversification of the Company during the last year to enable comparisons with peer companies whose operations and business most closely resemble that of the Company. The second graph is new this year and compares the Company's common stock and the same peer group to the Standard & Poor Oil and Gas Drilling Index. Both graphs assume $100 was invested on August 31, 1993 in the Company's common stock and in each of the referenced indices and assumes reinvestment of dividends.

                                                                                        Peer Group
                                                                         S&P            (HP, NBR,
              Measurement Period                      Parker            Midcap           NE, RDC,
             (Fiscal Year Covered)                   Drilling            400            PDE, PESC)
1993                                                       100.00            100.00            100.00
1994                                                        75.86            104.63             72.57
1995                                                        77.59            126.08             87.62
1996                                                        96.55            141.07            133.81
1997                                                       181.90            193.66            275.71
1998                                                        55.17            102.63             75.90

                                                                                                  Peer Group (HP,
                     Measurement Period                                             S&P O&G        NBR, NE, RDC,
                   (Fiscal Year Covered)                      Parker Drilling       Drilling         PDE, PESC)
1993                                                                    100.00            100.00            100.00
1994                                                                     75.86             73.35             72.57
1995                                                                     77.59             78.69             87.62
1996                                                                     96.55            136.39            133.81
1997                                                                    181.90            245.10            275.71
1998                                                                     55.17             90.87             75.90

                                Proxy Statement 1999  -  Parker Drilling Company

STOCK PERFORMANCE GRAPH

SEVERANCE COMPENSATION AND CONSULTING AGREEMENTS

Each officer named in the Summary Compensation Table and eleven additional officers of the Company have entered into Severance Compensation and Consulting Agreements (the "Agreements") with the Company. Each Agreement has a six year term but is automatically extended on a year to year basis thereafter unless terminated or unless a change in control occurs, in which case the Agreements will remain in effect until no more benefits are payable thereunder.

Subsequent to the execution of the Agreements, there have been no events of change in control that would trigger the payment of any benefits under the Agreements in the event of the termination of employment of the signatories thereto.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who beneficially own greater than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of the forms it has received, the Company believes that during 1998 all Section 16 filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with by such persons, with the exception that the Form 3 filing for Mr. Barnes, due within ten days of his election as a director, was six days late.

BOARD OF DIRECTORS PROPOSAL

RATIFICATION OF INDEPENDENT ACCOUNTANTS

The board of directors has unanimously selected PricewaterhouseCoopers (PWC) as the independent accountants for the Company for its 1999 fiscal year subject to ratification or rejection by the stockholders at the Annual Meeting. A representative of PWC will attend the forthcoming Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

THE BOARD RECOMMENDS YOU VOTE FOR THIS PROPOSAL.

Parker Drilling Company  -  Proxy Statement 1999

The Company was the beneficiary of a life insurance policy on Robert L. Parker, chairman of the Company, which was issued pursuant to a Stock Purchase Agreement ("Agreement") approved by vote of the stockholders at the 1975 Annual Meeting on December 10, 1975. This Agreement was entered into between the Company and the Robert L. Parker Trust and originally provided that upon the death of Robert L. Parker, the Company would be required, at the option of the trust, to purchase from the trust at a discounted price the amount of Company common stock which could be purchased with the proceeds of the policy of $7,000,000. The Company and the trust modified this Agreement as of August 3, 1994, so that the Company will have the option, but not the obligation, to purchase the stock with the proceeds at a discounted price. In fiscal 1998 the Company surrendered this policy for a cash value of $2,009,000, which will be used for general corporate purposes.

As a part of the agreement to terminate the option held by the trust and to grant the Company a limited option to purchase stock at a discounted price, the Company agreed to pay a premium of $655,019 annually for a split dollar last-to-die life insurance policy on Robert L. Parker and Mrs. Robert L. Parker. Upon the deaths of Mr. Parker and Mrs. Parker, the Company will be reimbursed by the Robert L. Parker Sr. and Catherine M. Parker Family Trust from the proceeds of the policy for the full amount of the premiums paid by the Company, with interest to be paid after fiscal year 1999 at a one-year treasury bill rate. Robert L. Parker and the Company agreed on or about October 15, 1996, that the Company would cash surrender a $500,000 Executive Life policy on his life, and, in exchange, the interest on the above-described policy would not begin accruing until March 2003. Robert L. Parker Jr., president and chief executive officer of the Company and son of Robert L. Parker Sr., will receive as a beneficiary of the trust, one-third of the net proceeds of this policy. The face value of the policy is $13,200,000.

                                   *   *   *

As part of building business relationships and fostering closer ties to clients, companies traditionally host customers in a variety of activities. Over the years, Parker has found the most successful business development opportunities are providing customers with industry-related conferences and seminars, coupled with sporting and other outdoor activities.

Robert L. Parker, chairman of the Company, through the Robert L. Parker Sr. Family Limited Partnership (the "Limited Partnership") owns a 2,987 acre ranch near Kerrville, Texas, ("Cypress Springs Ranch") which the Limited Partnership makes available to the Company for customer retreats and forums and meetings for world-wide company management. The Cypress Springs Ranch provides lodging, conference facilities, sporting and other outdoor activities in conjunction with marketing and business purposes. The location of the ranch and its facilities help to attract a select group of oil and gas industry executives, including the chairmen and principal officers of major oil companies, and prominent national leaders who are provided the unique opportunity to meet annually and to actively participate in an exchange of ideas and discussion of current industry and world issues. Additionally, domestic and international drilling managers and other operations personnel representing major, independent and national oil company customers meet annually with company operations personnel for in-depth

                                Proxy Statement 1999  -  Parker Drilling Company
                                                                              15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS discussions on all phases of the industry and are afforded the opportunity to know one another on a personal basis. Robert L. Parker has a 50 percent general partnership interest and a 46.5 percent limited partnership interest in the Limited Partnership. The Limited Partnership also owns a 4,982 acre cattle ranch near Mazie, Oklahoma ("Mazie Ranch"), 40 miles from the corporate headquarters in Tulsa, Oklahoma. The Mazie Ranch is also used by the Company for outdoor activities by customers and is available to employees for outdoor activities and other family recreation.

There is an understanding between the Company and the Limited Partnership that the Cypress Springs Ranch and the Mazie Ranch shall be available for Company use without limitation. In consideration for the availability and use of these facilities, the Company pays only the portion of the ranch operating expenses based on the Company's actual use of said facilities. The total amount of these operating expenses paid by the Company in fiscal year 1997 was approximately $148,393.

Additionally, the Company uses a 1,380 acre ranch ("Camp Verde Ranch") owned by Robert L. Parker Jr., president and chief executive officer of the Company, which is near the Cypress Springs Ranch. The Camp Verde Ranch is used to provide additional facilities and lodging for business functions at Cypress Springs Ranch, for which the Company pays only that portion of the ranch operating expenses based on the actual use of these facilities. The total amount of these operating expenses paid by the Company in fiscal 1997 was approximately $46,767.

Mr. Bernard Duroc-Danner, the chairman of Weatherford International, Inc. is a director of the Company. During fiscal year 1998, the Company and its subsidiaries purchased approximately $12,579,000 worth of drillpipe from Grant Prideco, Inc., a wholly-owned subsidiary of Weatherford International, Inc.

Mr. Robert L. Parker Jr., James W. Linn and James J. Davis incurred tax liability of $163,092, $122,319 and $65,528, respectively, on January 5, 1998, in connection with the vesting of restricted stock granted to them by the Company pursuant to the Company's 1991 Stock Grant Plan in 1995. As is customary, the Company paid the estimated taxes on said stock grants pursuant to an agreement that said executive officers would repay said amounts to the Company. At the present time Mr. Parker Jr. is indebted to the Company in the amount of $163,092.

ADDITIONAL INFORMATION

MATTERS WHICH MAY COME BEFORE THE MEETING

The board of directors does not intend to bring any other matters before the meeting, nor does the board of directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in this proxy statement properly come before the meeting, the persons named in the accompanying proxy card will vote thereon in accordance with the recommendation of the board of directors.

Parker Drilling Company  -  Proxy Statement 1999

OUTSTANDING SHARES

On December 31, 1998, 76,886,806 shares of Common Stock, par value $.16 2/3 per share, were outstanding. Each share is entitled to one vote. The Company has no other voting securities outstanding.

HOW WE SOLICIT PROXIES

In addition to this mailing, proxies may be solicited by directors, officers or regular employees of the Company personally, electronically or by telephone. Parker will pay the cost of soliciting proxies for the meeting. The Company has retained the services of Kissel-Blake, New York, NY to assist in solicitation of proxies for a fee of $7,000 plus expenses. We also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

PROPOSALS OF STOCKHOLDERS

To permit the Company and its stockholders to deal with stockholder proposals in an informed and orderly manner, the By-Laws establish an advance notice procedure with regard to the nomination (other than by or at the direction of the board of directors) of candidates for election to the board of directors and with regard to certain matters to be brought before the Annual Meeting of Shareholders. In general, written notice must be received by the Secretary of the Company not less than 60 days prior to the meeting at which the shareholder vote will be taken of any nominations for directors made by shareholders. A copy of the applicable By-Law provision may be obtained, without charge, upon written request to the Secretary of the Company at the address set forth below.

Due to the recent change in fiscal year end, the next annual meeting will not be held until subsequent to the December 31, 1999, year end. The 1999 Annual Meeting is anticipated to be held on or about April 27, 2000. Based on this date, proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received at the Company's principal executive offices, 8 East Third Street, Tulsa, Oklahoma, 74103, on or before November 15, 1999.

QUESTIONS?

If you have questions or need more information about the annual meeting, write to:

   Parker Drilling Company
   Corporate Secretary
   8 East Third Street
   Tulsa, OK 74103

or call us at (918) 585-8221.

By order of the Board of Directors,

/s/ LESLIE D. ROSENCUTTER

LESLIE D. ROSENCUTTER
Corporate Secretary

Tulsa, Oklahoma
January 29, 1999

                                Proxy Statement 1999  -  Parker Drilling Company

The Company has provided to each person whose proxy is being solicited a copy of its 1998 Annual Report to Stockholders. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHO REQUESTS, A COPY OF THE COMPANY'S ANNUAL REPORT AND FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES THERETO) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED AUGUST 31, 1998. Such requests should be directed to Mr. Tim Colwell, Public Relations Department, Parker Drilling Company, 8 East Third Street, Tulsa, Oklahoma 74103.

Stockholders are invited to keep current on the Company's latest contracts, news releases and other developments throughout the year by way of the Internet. The Parker Drilling Company website can be accessed by setting your World Wide Web browser to http://www.parkerdrilling.com for regularly updated information.

Parker Drilling Company  -  Proxy Statement 1999

ANNUAL REPORT

                                                                                                     --------------------------
                                                                                                       COMPANY #
                                                                                                       CONTROL #
                                                                                                     --------------------------
THIS YEAR
THERE ARE       VOTE BY PHONE                            VOTE BY INTERNET                   VOTE BY MAIL
                1-800-240-6326                           HTTP://WWW.EPROXY.COM/PKD/         POSTAGE-PAID ENVELOPE PROVIDED

                Use any touch-tone telephone to vote     Use the Internet to vote your      Mark, sign and date your proxy card
    3           your proxy 24 hours a day, 7 days a      proxy 24 hours a day, 7 days a     and return it in the postage-paid
                week. Have your proxy card in hand       week. Have your proxy card in      envelope we have provided.
                when you call. You will be prompted      hand when you access the web
                to enter your 3-digit company number     site. You will be prompted to      [PARKER DRILLING LOGO]
                and 7-digit control number, which        enter your 3-digit company
                are located in the upper right hand      number and 7-digit control
                corner of this card. Then follow the     number, which are located in the
                simple instructions given over the       upper right hand corner of this
                phone.                                   card. This will create an
                                                         electronic ballot.

                                               Please Detach Here
------------------------------------------------------------------------------------------------------------------------------------

 WAYS TO
VOTE YOUR
 PARKER                                                      (continued from reverse side)
DRILLING
 PROXY!                                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.

                       1. ELECTION OF TWO DIRECTORS (CLASS III), TO SERVE    [ ] FOR all nominees listed   [ ] WITHHOLD AUTHORITY
                          A TERM OF THREE YEARS:                                 (except as marked to          to vote for both
                          01 Robert L. Parker   02 Robert L. Parker, Jr.          the contrary below):         nominees listed.

                                                                                                             -----------------------
                          (Instructions: To withhold authority to vote for any individual nominee, write the
                          number(s) in the box provided to the right.)                                       -----------------------

                       2. PROPOSAL TO RATIFY the selection of PricewaterhouseCoopers LLP as
                          independent accountants for the Company's 1999 fiscal year.             [ ] For   [ ] Against  [ ] Abstain

                       3. IN THEIR DISCRETION, the Proxies are authorized to vote upon such other and further business as may be brought before the meeting or any adjournment(s) thereof.

                          The undersigned has received the Notice of Meeting and the Proxy Statement dated January 29, 1999, and the
                          Annual Report to Stockholders for 1998.

                          Address Change?  Mark Box [ ]   I Plan to Attend the Meeting [ ]
                          Indicate changes below:

 NOTE: IF VOTING                                                                      Dated
 BY PHONE OR                                                                               -----------------------------------------
 INTERNET                                                                             ----------------------------------------------

Your telephone or
Internet vote autho-
rizes the named
proxies in the same                                                                   ----------------------------------------------
manner as if you
marked, signed and                                                                    Signature(s) exactly as your name appears
returned the proxy                                                                    hereon
card. The deadline
for telephone or                                                                      (Note: In the case of joint ownership, each
Internet voting is                                                                    such owner should sign. Executors, guardians,
noon CST, one                                                                         trustees, etc. should add their title as such
business day before                                                                   and where more than one executor, etc. is
the annual                                                                            named, a majority must sign. If the signer is
meeting.                                                                              a corporation, please sign full corporate name
                                                                                      by a duly authorized officer.)



                            PARKER DRILLING COMPANY

         PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 25, 1999

           The Proxy is solicited on Behalf of The Board of Directors

    The undersigned hereby appoints ROBERT L. PARKER and LESLIE D. ROSENCUTTER, or either of them, as proxies and attorneys with several powers of substitution, hereby revoking any prior Proxy, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Parker Drilling Company, February 25, 1999, or at any adjournment(s) thereof, and thereat to vote all of the shares of Common Stock standing in the name of the undersigned upon the following matters:

    IF THE PROXY CARD IS SIGNED AND RETURNED TO THE COMPANY WITHOUT DIRECTION ON ANY MATTER, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS IN EACH SUCH CASE.










                PLEASE MARK, SIGN AND DATE THE REVERSE SIDE AND
         RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.